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                                                                     EXHIBIT 4.1


                             THE STATE OF DELAWARE


------------                                                  -------------
  No.                               [LOGO]                        Shares
------------                                                  -------------

THIS CERTIFIES THAT Specimen                                    is the owner of
                    -------------------------------------------
XX (XX)                                       Shares of the Capital Stock of
---------------------------------------------

                                  Curis, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed.

                           this ______________ day of_______________ A.D. ____

[SEAL]


                             SHARES $.01 PAR VALUE EACH


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                                  CERTIFICATE


                                      FOR


                                    SHARES


                                    of the


                                 Capital Stock

                                  Curis, Inc.

                                   ISSUED TO

                                   Specimen

                                     DATE

          For Value Received _____ hereby sell, assign and transfer unto _________________________________________________________
     _______________________________________________________ Shares
     of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ ____________________________________________________ Attorney
     to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
          Dated_______________________
               In presence of
                                        __________________________
     _________________________________

     NOTICE, THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.